Exhibit 99.1

J.P. Morgan 31(st) Annual Healthcare Conference

January 8, 2013

James C. Foster

Chairman, President and CEO

Thomas F. Ackerman

Executive Vice President and CFO

[C] 2013 Charles River Laboratories International, Inc.

Safe Harbor Statement

Caution Concerning Forward-Looking Statements. This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate," "believe," "expect," "will,"
"may," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements also include statements regarding our projected 2013 financial performance including sales, earnings per share, free cash flow, operating margin, specified costs, net interest expense, effective tax rate, profit improvement program savings, annual cost increases, and the expected impact of foreign exchange rates; the pursuit of our initiatives to optimize returns for shareholders, including efforts to improve our operating margins, improve free cash flow, invest in growth businesses, and return value to shareholders; goodwill and asset impairments, including future large model write-downs; the future demand for drug discovery and development products and services, and in particular, endotoxin and microbial detection and non-regulated discovery; our expectations regarding stock repurchases and debt repayment; the development and performance of our services and products, including the In Vitro Multi-Cartridge System; market and industry conditions including the outsourcing of these services and spending trends by our customers; the impact of our acquisitions, including Accugenix and Vital River; and Charles River's future performance as otherwise delineated in our forward-looking guidance, and particularly our expectations with respect to sales, future market share and foreign exchange impact. Forward-looking statements are based on
Charles River's current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: the ability to successfully integrate businesses we acquire; the ability to execute our cost-savings actions and the steps to optimize returns to shareholders on an effective and timely basis (including divestitures and site closures); the timing and magnitude of our share repurchases; negative trends in research and development spending, negative trends in the level of outsourced services, or other cost reduction actions by our customers; the ability to convert backlog to sales; special interest groups; contaminations; industry trends; new displacement technologies; USDA and FDA regulations; changes in law; continued availability of products and supplies; loss of key personnel; interest rate and foreign currency exchange rate fluctuations;
changes in tax regulation and laws; changes in generally accepted accounting principles; and any changes in business, political, or economic conditions due to the threat of future terrorist activity in the U.S. and other parts of the world, and related U.S. military action overseas. A further description of these risks, uncertainties, and other matters can be found in the Risk
Factors detailed in Charles River's Annual Report on Form 10-K as filed on February 27, 2012, as well as other filings we make with the Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Charles River, and Charles River assumes no obligation and expressly disclaims any duty to update information contained in this news release except as required by law.

Regulation G

This presentation includes discussion of non-GAAP financial measures. We believe that the inclusion of these non-GAAP financial measures provides useful information to allow investors to gain a meaningful understanding of our core operating results and future prospects, without the effect of one-time charges, consistent with the manner in which management measures and forecasts the
Company's performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for results of operations prepared in accordance with
GAAP. The company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules and regulations. In accordance with Regulation G, you can find the comparable GAAP measures and reconciliations to those GAAP measures on our website at ir.criver.com.

Charles River Snapshot

- A leading ***in vivo* biology** company
  - **$1.14B** in net sales[1]
- **Unique portfolio** of products and services focused on the research and development continuum for new drugs
- A **multinational** company with ~7,500 employees worldwide
  - ~64 facilities in 15 countries

Client Base[1]


Large Biopharma 37%
Small/Mid-tier Biopharma 20%
Academic/ Gov't 24%
Other Commercial(2) 19%

Geographic Sales[1]


North America 62%
Europe 30%
ROW 8%

1) Based on Charles River's FY 2011 net sales.
2) Other Commercial includes CROs, ag/chem, life science, veterinary medicine, CMOs, medical device and other commercial entities.

3

Our Role in Drug Development

Only CRO with a portfolio that spans the early-stage development platform from research models through preclinical development

IND

NDA

Ability to work with clients at the earliest stages when critical decisions are made, and move downstream with them through preclinical development

Our Leading Early-Stage Portfolio

Non-GLP/
Discovery
9%

Leading global franchises in research models

and preclinical services

5 Sales percentages are based on CRL FY 2011 net sales.

A Leading Global Franchise: Research Models and Services

[]   Global leader in breeding and distribution of research models

     *    Largest selection of the most widely used strains in the world

     *    1 of every 2 models sold anywhere in the world comes from Charles River

[]   Strategically located in close proximity to clients

     *    21 facilities in 8 countries

[]   Expertise in biosecurity ensures animals are free of known contaminants, reducing risk to critical research

Improved confidence due to biosecurity, standardization and continuous availability

A Leading Global Franchise: Research Models and Services

[]   Premier provider of services which support the use of research models in discovery /
     development of new molecules

     *    Services represent ~31% of RMS revenues (FY2011)

[]   Genetically Engineered Models and Services (GEMS )

     *    Contract breeding and associated services for clients' models

[]   Insourcing Solutions (IS)

     *    Management of client in vivo operations

[]   Research Animal Diagnostics (RADS)

     *    Health monitoring and diagnostics

[]   Discovery Research Services (DRS)

     *    Non-regulated efficacy testing and druggability (PK/ADME)

Discovery Services

[]   Combining our discovery, research models and regulated safety assessment expertise enables us to offer clients an early-stage value proposition that no other CRO can match

     *    Enables clients to reduce multiple suppliers, in favor of a strategic research partner who can offer an end-to-end in vivo biology solution

[]   Particularly important when large biopharmas are making earlier go/no-go decisions on molecules progressing to regulated testing

[]   Working throughout the early-stage spectrum with Charles River enables clients to reduce time and costs, while maintaining the high-quality scientific expertise they require

     *    The reason we were selected by a major global pharma company to provide discovery services in addition to regulated services

A Leading Global Franchise: Preclinical Services

[]   A global leader in regulated safety assessment services

[]   Providing clients with expertise for integrated drug development

     *    Non-GLP efficacy studies

     *    Safety studies including general and specialty toxicology

[]   Inhalation, infusion, developmental and reproductive, juvenile / neonatal, ocular, bone, immunotoxicology and phototoxicology

     *    Expert pathology services

Partnering with clients using flexible solutions to enhance their scientific breadth and depth

A Leading Global Franchise: Preclinical Services

[]   Our Biopharmaceutical Services (BPS) business is a global leader in safety testing and manufacturing support for large molecules

[]   Global platform supports clients in both North America and Europe

[]   Biotechs are primary developers of large molecules

     *    Biotechs are net outsourcers

     *    Large pharma providing funding for these companies

Partnering with clients using flexible solutions to enhance their scientific breadth and depth

Endotoxin and Microbial Detection

[]   The only FDA-approved in vitro non-clinical endotoxin test

     *    Used for lot release testing and in-process quality measurement

[]   Strategy is to enhance our position as the premier provider of rapid microbial identification and endotoxin detection products and services to the biopharmaceutical industry

     *    Intend to enhance capabilities through product extensions and acquisitions, such as
          Accugenix

[]   Fastest-growing product line (10%+) over last few years

     *    Expected to continue in 2013 and beyond

[]   PTS (Portable Testing System) cartridge-based technology is a significant advance over existing technology, which has enabled us to take market share

[]   MCS (Multi-Cartridge System) launched in 2011 to drive penetration of high-throughput central testing labs

     *    Plan to launch the automated MCS Nexus

[]   in 1H13

Key Competitive Advantages

[]   Scientific expertise

     *    Broad portfolio of early-stage products and services

     *    Continued investment in our capabilities to maintain and enhance our leadership in in vivo biology

     *    ~400 science professionals with advanced scientific degrees

     *    Consistent positive feedback from clients demonstrating the value they place on our expertise

[]   Quality

     *    Maintain our high standards through rigorous management of key performance indicators
          (KPIs) and regulatory oversight

[]   Information Technology

     *    Invested in information technology platforms: ERP, scientific data systems and portals to enable our clients to access data in real time

Key Competitive Advantages, cont.

[]   Flexibility

     *    Every client -- whether global biopharma, mid-tier biotech, academic or government institution -- has individual requirements which need to be addressed

          []   Believe flexibility was a critical decision factor that resulted in leading global pharmas choosing CRL as their strategic partner

     *    We do not believe that a "one-size-fits-all" strategy is responsive to their respective needs

     *    Can provide clients with the customized support they need to achieve the efficiency and cost effectiveness necessary to bring new drugs to market faster and at a lower cost

Our flexible solutions differentiate us from the competition

Changing Biopharma Industry

[]   Due to patent cliff, biopharma companies are trying to create a more efficient drug development model

[]   Manifested in numerous changes

     *    Rationalization of therapeutic areas

     *    Elimination of molecules earlier in the process

     *    Closure of capacity and headcount reductions

     *    Readiness to embrace the outsourcing model for the expertise that they no longer believe needs to be maintained in house

[]   Accelerating their investments in biotechnology companies

[]   Investing in academic research

[]   Outsourcing non-regulated discovery testing in addition to regulated safety assessment

Inflection Point for Strategic Partnerships

[]   We have no doubt that we are at an inflection point with regard to outsourcing by large biopharma companies

     *    Discussions concerning additional strategic partnerships are ongoing

[]   This is a moment in time when we can take significant market share and maintain it for 3-5 years, and possibly longer

[]   Believe our broad, flexible client arrangements allow us to become more embedded with clients on the same side of the table

[]   Strong deterrent to changing partners:

     *    Effort required by both partners to transfer protocols, create a governance structure, integrate information technology, and establish a trusted working relationship

[]   Our goal is to prevail in the majority of these opportunities

Strategic Relationship Dynamics

[]   We have expanded relationships with the majority of our large biopharma clients

     *    Strategic partnerships; enterprise agreements; preferred provider relationships

[]   These structured relationships incentivize large clients to purchase more across our entire early-stage portfolio

     *    Drives greater sales volume across our businesses through favorable pricing

          []   Proposals are priced very competitively, based on the volume of products and services we expect once the business is fully ramped

     *    Expanded client relationships are profitable, though may be below the consolidated operating margin

[]   Profitability expected to improve as sales expand

[]   Strategic relationships represent more than 25% of total sales in 2012

Mid-Tier Biopharma Clients

[]   Mid-tier presents a significant opportunity to drive sales growth

[]   Most of the mid-tier biopharma companies maintain limited in-house capabilities

[]   Many of these clients outsource to a single provider, so our value proposition is equally compelling for them as it is for large biopharma

     *    We can provide the scientific expertise and the ability to help them navigate the regulatory process

[]   Turnover in the mid-tier is considerable due to their smaller pipelines

     *    However, these clients often stay with the same partner, which means they return to work with us when their next molecule enters the in vivo development process

Academic/Government Clients

[]   Academic and Government clients expected to be an important contributor to growth in 2013

[]   A considerable portion of sales to these clients is based on long-term contracts, which mitigates the effect of funding constraints

     *    Models are also low-cost tools which represent a small proportion of the research spend

[]   Focused sales efforts are expected to continue to drive sales growth

     *    Believe we are taking market share

[]   Highest-quality products and services at a marginal price premium

2013 Guidance(1) (from Continuing Operations)

Net sales growth, constant currency      3%-5%
  Vital River                               ~1%
Net sales including Vital River (CC)     4%-6%
GAAP EPS                             $2.45-$2.55
Non-GAAP EPS                          $2.80-2.90
Free Cash Flow                       $165-$175M
Capital Expenditures                      ~$50M

[]   PCS sales growth expected to be slightly higher than RMS

     *    First time since 2008 that we expect to generate PCS sales growth

[]   Expect growth in all three client segments:

     *    Global biopharma

     *    Mid-tier pharma and biotech

     *    Academic and government

1) Guidance originally issued on December 12, 2012, and adjusted to reflect the acquisition of Vital River.

19 See website for reconciliations of Non-GAAP to GAAP results.

2013 Operating Margin Outlook

[]   Expect 2013 non-GAAP operating margin to be similar to the anticipated 2012 level

[]   2013 operating margin drivers

Price, Volume and Mix                                      + +
Profit Improvement Program savings                         + +
-- Expect ~$20M in incremental cost savings in 2013
Annual cost increases                                   [] [] []
- Merit-based salary increases / general cost inflation
Strategic Relationships
- Start-up costs and lower sales during initial transition period, []
  but all relationships are profitable

Growth Drivers - Organic

[]   Key organic growth drivers:

     *    Strategic Partnerships: Flexibly utilizing our unique portfolio to support the individual needs of large biopharmas

     *    Discovery Research Services (DRS): Large-scale in vivo outsourcing capabilities in multiple therapeutic areas

     *    Endotoxin and Microbial Detection (EMD): Leading provider of rapid endotoxin detection and microbial identification products and services

Growth Drivers - Acquisitions

[]   Intend to supplement organic growth with selective acquisitions to expand our business in several areas, including:

     *    Upstream as clients seek to outsource earlier stages of their R and D programs

     *    Expand the capabilities or technological expertise of our current growth businesses (e. g.
          Accugenix)

     *    Identifying opportunities to further expand our business geographically (e. g. Vital
          River)

Accugenix Acquisition

[]   Acquired the premier global provider of cGMP-compliant contract microbial identification testing for $17M in cash

     *    In 2013, expected to add ~1% to net sales and be slightly accretive to both GAAP and non-GAAP EPS

[]   Strengthens the EMD portfolio of products and services with state-of- the-art microbial detection services for manufacturing in the biopharmaceutical, medical device, nutraceutical and consumer care industries

[]   Accugenix is the acknowledged industry leader in species-level identification and strain typing of bacteria and fungi recovered from manufacturing facilities

     *    Proprietary library database identifies over 5,000 species of organisms

[]   Intend to enhance our capabilities over the next several years through product extensions and acquisitions

Vital River Acquisition

[]   Acquired a majority ownership (75%) of Vital River, one of the largest commercial providers of research models and related services in China for ~$27M in cash

     *    In 2013, expected to add more than 1% to net sales and be slightly accretive to both GAAP and non-GAAP EPS

[]   Establishes an RMS footprint in China

[]   Enables CRL to provide high-quality research models and associated services such as RADS and
     GEMS to the emerging China market for drug discovery and development

[]   CRL intends to set the quality standards for research models in China, the third-largest pharmaceutical market in the world

Building for the Future

[]   Internal goals:

     *    Enhance our in vivo biology portfolio to provide the broadest support throughout our clients' early-stage drug development process

     *    Acquire select assets that either expand the products or services we can offer our clients, or give us a footprint in new geographic areas, or both

     *    Hone our operating efficiency through restructuring, rationalization of capacity, and implementation of best practices

     *    Implement information technology platforms and data portals that are best in class and provide enhanced data capabilities for us and our clients

Building for the Future, cont.

[]   External goals:

     *    Focus on gaining market share by offering scientific excellence in innovative and flexible arrangements that meet each client's specific needs

     *    Listen to our clients and forge stronger relationships as a partner, trusted for science, efficiency and cost effectiveness

[]   Focus on four key initiatives:

     *    Drive operating margin improvement

     *    Improve free cash flow generation

     *    Disciplined investment in existing businesses with greatest growth potential

     *    Return value to shareholders

Appendix

                      CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
               RECONCILIATION OF SALES GUIDANCE (from Continuing Operations)

                                                                                Fiscal Year Ended
                                                                                December 28,
                                                                                2013E

Net sales growth, reported                                                      2.5% - 4.5%
  Impact of foreign exchange                                                    Approx. 0.5%
Net sales growth, constant currency (before Vital River acquisition)            3.0% - 5.0%
  Impact of Vital River acquisition                                             More than 1%
Net sales growth, constant currency (including Vital River acquisition)         4.0% - 6.0%

                      CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
               RECONCILIATION OF GAAP TO NON-GAAP EARNINGS PER SHARE (EPS)
                 Guidance for the Twelve Months Ended December 28, 2013E

                                                                                2013E Guidance

GAAP EPS Estimate                                                               $2.45 - $2.55
Add back:
  Amortization of intangible assets                                             $0.21
  Operating losses(1)                                                           $0.04
  Convertible debt accounting                                                   $0.10
Non-GAAP EPS Estimate                                                           $2.80 - $2.90

(1) These costs relate primarily to the Company's PCS facility in Massachusetts.

                      CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
                       RECONCILIATION OF FREE CASH FLOW (NON-GAAP)
                    (dollars in thousands, except per share amounts)

                                                                                Fiscal Year Ended
                                                                                December 28,
                                                                                2013E

Net cash provided by operating activities                                       $215,000 - $225,000
Less: Capital expenditures                                                      ~(50,000
Free cash flow                                                                  $165,000-$175,000

Accelerating Drug Development Exactly.

[C] 2013 Charles River Laboratories International, Inc.